Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NuGenerex Immuno-Oncology, Inc. (the “Company”) on Form 10-Q for the period ending January 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Moscato, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2021

By: /s/ Joseph Moscato
Joseph Moscato
Chief Financial Officer

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.